EXHIBIT 99.4
SWAP TRANSACTION CONFIRMATION
[Class A-2b Notes]

Date:	April 23, 2008

To:	NISSAN AUTO LEASE TRUST 2008-A	(“Party B”)
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention; Dorri Wolhar
Telephone: 302-636-6194
Facsimile: 302-636-4140

With a copy to: Rachel Serina, CTP
Senior Treasury Manager, Funding
Nissan North America, Inc.
333 Commerce Street
10th Floor, B-10-C Nashville, TN 37201-1800
Telephone: 615-725-8146
Facsimile: 615-725-1720

From:	HSBC Bank USA, National Association (“Party A”)
452 5th Ave

New York, NY 1018

Attention: Christian McGreevy
Telephone: 212-525-8710
Facsimile: 212-525-5517

Ref. No.	497748HN
Dear Sir or Madam:
The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
1. The definitions and provisions contained in (i) the 2006 ISDA Definitions (the “ISDA Definitions”), as published by the International Swaps and Derivatives Association, Inc, and (ii) the Indenture dated as of April 23, 2008 (the “Indenture”) between Party B and U.S. Bank National Association, as indenture trustee, relating to the issuance by Party B of certain debt obligations, are incorporated into this Confirmation. In the event of any inconsistency between
Issuer Confirmation

the ISDA Definitions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for purposes of the ISDA Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Indenture.
2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap

Currency for Payments:	U.S. Dollars

Notional Amount:	For the Initial Calculation Period, the Notional Amount shall be equal to USD 75,000,000. For each subsequent Calculation Period, the Notional Amount shall be equal to the aggregate note balance of the Class A-2b Notes on the first day of such Calculation Period. With respect to any Payment Date, the aggregate note balance of the Class A-2b Notes will be determined using the Servicer’s Certificate issued on the Determination Date immediately preceding the Payment Date (giving effect to any reductions of the note balance of the Class A-2b Notes reflected in such Servicer’s Certificate).

Initial Calculation Period:	April 23, 2008 to but excluding May 15, 2008.

Term:

Trade Date:	April 17, 2008

Effective Date:	April 23, 2008

Termination Date:	The earlier of (i) December 15, 2010 and (ii) the date on which the note balance of the Class A-2b Notes is reduced to zero.

Business Day Convention:	Following

Business Day:	New York, Delaware, Illinois, Tennessee, Texas and London

Fixed Amounts:

Fixed Rate Payer:	Party B

Calculation Period End Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date; No Adjustment.

Payment Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.
Issuer Confirmation

Fixed Rate:	2.89%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Calculation Period End Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Initial LIBOR Setting:	1 Month USD-LIBOR-BBA

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As set forth in the Agreement.

Payments to Party A:	HSBC Bank USA, National Association
ABA# 021-001-088 For Credit to Department 299 A/C: 000-04929-8 HSBC Derivate Products Group
Issuer Confirmation

Payments to Party B:	NISSAN AUTO LEASE TRUST 2008-A U.S. Bank National Association ABA #091000022 For credit to: Structured Finance Acct #173103322058 Ref: NALT 2008-A Collections a/c 122195001)
4. Documentation
This Confirmation supplements, forms a part of, and is subject to, the 2002 ISDA Master Agreement, dated as of April 23, 2008 (including the Schedule thereto) as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein. Unless otherwise provided in the Agreement, this Confirmation is governed by the laws of the State of New York.
The remainder of this page intentionally left blank.
Issuer Confirmation

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:
Accepted and confirmed as of the date first above written:
NISSAN AUTO LEASE TRUST 2008-A

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

Issuer Confirmation

SWAP TRANSACTION CONFIRMATION
[Class A-3b Notes]

Date:	April 23, 2008

To:	NISSAN AUTO LEASE TRUST 2008-A	(“Party B”)
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Dorri Wolhar
Telephone: 302-636-6194
Facsimile: 302-636-4140

With a copy to: Rachel Serina, CTP
Senior Treasury Manager, Funding
Nissan North America, Inc.
333 Commerce Street
10th Floor, B-10-C
Nashville, TN 37201-1800
Telephone: 615-725-8146
Facsimile: 615-725-1720

From:	HSBC Bank USA, National Association	(“Party A”)
452 5th Ave

New York, NY 1018

Attention: Christian McGreevy
Telephone: 212-525-8710
Facsimile: 212-525-5517

Ref. No.	497751HN
Dear Sir or Madam:
The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
1. The definitions and provisions contained in (i) the 2006 ISDA Definitions (the “ISDA Definitions”), as published by the International Swaps and Derivatives Association, Inc, and (ii) the Indenture dated as of April 23, 2008 (the “Indenture”) between Party B and U.S. Bank National Association, as indenture trustee, relating to the issuance by Party B of certain debt obligations, are incorporated into this Confirmation. In the event of any inconsistency between
Issuer Confirmation

the ISDA Definitions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for purposes of the ISDA Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Indenture.
2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap

Currency for Payments:	U.S. Dollars

Notional Amount:	For the Initial Calculation Period, the Notional Amount shall be equal to USD 70,000,000. For each subsequent Calculation Period, the Notional Amount shall be equal to the aggregate note balance of the Class A-3b Notes on the first day of such Calculation Period. With respect to any Payment Date, the aggregate note balance of the Class A-3b Notes will be determined using the Servicer’s Certificate issued on the Determination Date immediately preceding the Payment Date (giving effect to any reductions of the note balance of the Class A-3b Notes reflected in such Servicer’s Certificate).

Initial Calculation Period:	April 23, 2008 to but excluding May 15, 2008.

Term:
Trade Date:	April 17, 2008

Effective Date:	April 23, 2008

Termination Date:	The earlier of (i) July 15, 2011 and (ii) the date on which the note balance of the Class A-3b Notes is reduced to zero.

Business Day Convention:	Following

Business Day:	New York, Delaware, Illinois, Tennessee, Texas and London

Fixed Amounts:

Fixed Rate Payer:	Party B

Calculation Period End Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date; No Adjustment.

Payment Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.
Issuer Confirmation

2

Fixed Rate:	3.08%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Calculation Period End Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing May 15, 2008, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Initial LIBOR Setting:	1 Month USD-LIBOR-BBA

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As set forth in the Agreement.

Payments to Party A:	HSBC Bank USA, National Association
ABA# 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group
Issuer Confirmation

3

Payments to Party B:	NISSAN AUTO LEASE TRUST 2008-A
U.S. Bank National Association
ABA #091000022 For credit to: Structured Finance
Acct#173103322058 Ref: NALT 2008-A Collections a/c 122195001)
4. Documentation
This Confirmation supplements, forms a part of, and is subject to, the 2002 ISDA Master Agreement, dated as of April 23, 2008 (including the Schedule thereto) as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein. Unless otherwise provided in the Agreement, this Confirmation is governed by the laws of the State of New York.
The remainder of this page intentionally left blank.
Issuer Confirmation

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:
Accepted and confirmed as of the date first above written:
NISSAN AUTO LEASE TRUST 2008-A

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

Issuer Confirmation

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